UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2015, Navient Corporation (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 26, 2015, the record date for the Annual Meeting, 391,209,352 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 351,389,788 shares, or approximately 89.82%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 13 directors to hold office until the 2016 Annual Meeting of Shareholders and until their successors have been duly elected or appointed, as follows:

	For	Against	Abstain	Broker Non-Votes
John K. Adams, Jr.	339,448,782	283,058	85,039	11,572,909
Ann Torre Bates	336,401,573	3,336,087	79,219	11,572,909
Anna Escobedo Cabral	339,443,516	294,827	78,536	11,572,909
William M. Diefenderfer, III	339,433,999	297,285	85,595	11,572,909
Diane Suitt Gilleland	338,839,110	913,259	64,510	11,572,909
Katherine A. Lehman	339,116,375	619,446	81,058	11,572,909
Linda A. Mills	339,147,552	636,816	32,511	11,572,909
Barry A. Munitz	338,896,810	849,266	70,803	11,572,909
John F. Remondi	339,187,858	600,808	28,213	11,572,909
Steve L. Shapiro	338,494,757	1,285,805	36,599	11,572,909
Jane J. Thompson	321,040,558	18,742,125	34,196	11,572,909
Laura S. Unger	339,494,562	291,255	31,062	11,572,909
Barry L. Williams	339,071,816	656,073	88,990	11,572,909

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, as follows:

For	Against	Abstain	Broker Non-Votes
351,035,289	306,909	47,590	0

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
325,159,249	14,580,569	77,061	11,572,909

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Consistent with the Board of Directors’ recommendation, the Company’s shareholders approved, by an advisory vote, an annual frequency for the advisory vote on the compensation of its named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain
313,041,597	5,298,245	21,355,603	121,434

Proposal 5 – Approval of Material Terms for Performance-Based Awards. The Company’s shareholders approved the material terms for Performance-Based Awards under the Company’s 2014 Omnibus Incentive Plan, as follows:

For	Against	Abstain	Broker Non-Votes
324,864,565	11,959,233	2,993,081	11,572,909

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 28, 2015	By:	/s/ Mark L. Heleen
Mark L. Heleen
Executive Vice President, Chief Legal Officer and Secretary